Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In the connection with the Quarterly Report of MBI Financial, Inc. (“MBI”) on form 10-QSB for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Patrick A. McGeeney, Chairman, President and Chief Executive Officer of MBI, and Robert M. Currier, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of
MBI Financial, Inc.
Date: February 20, 2007

/s/ Patrick A. McGeeney
Patrick A. McGeeney, Chairman, President and Chief Executive Officer

/s/ Robert M. Currier
Robert M. Currier, Chief Financial Officer